The Royce Fund
Royce Opportunity Fund
Royce Special Equity Fund
Royce Micro-Cap Fund
Supplement to Prospectus dated May 1, 2003

        Royce Opportunity Fund and Royce Special Equity Fund will close to new investors effective March 15, 2004. Royce Micro-Cap Fund has been closed to new investors since November 4, 2003. Each closed Fund remains open to additional investments by existing investors and, to a limited extent, initial investments by institutional investors approved by the Fund's investment adviser. Shareholders in other Royce Funds are not permitted to acquire shares of any of the closed Funds by exchange. Distributions to all shareholders of the closed Funds will continue to be reinvested unless a shareholder has elected otherwise.

March 9, 2004